SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549





                                   FORM 8-K




                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 June 7, 2001
                                 ------------
               Date of Report (Date of earliest event reported)
               ------------------------------------------------



                          Juno Online Services, Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)
            ------------------------------------------------------



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)
                ----------------------------------------------


       000-26009                                    13-3914547
       ---------                                    ----------
(Commission File Number)                    (IRS Employer Identification No.)

1540 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                             (Zip Code)


                                (212) 597-9000
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             (Registrant's telephone number, including area code)



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                                                                          2


Item 5.  Other Events.
         ------------

          Juno Online Services, Inc., a Delaware corporation ("Juno"), NetZero, Inc., a Delaware corporation ("NetZero"), United Online, Inc., a Delaware corporation ("United Online"), JO Acquisition Corp., a Delaware corporation, and NZ Acquisition Corp., a Delaware corporation, have entered into an Agreement and Plan of Merger, dated as of June 7, 2001 (the "Merger Agreement"), whereby the parties shall engage in a business combination (the "Mergers") that results in each of Juno and NetZero becoming a wholly owned subsidiary of United Online.

          As a result of the Mergers, each issued and outstanding share of Juno common stock, par value $0.01 per share, shall be converted into the right to receive 0.357 shares of United Online common stock, par value $0.0001 per share ("United Online Common Stock"); while each issued and outstanding share of common stock of NetZero, par value $0.001 per share, shall be converted into the right to receive 0.2 shares of United Online Common Stock.

          Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of Juno and certain stockholders of NetZero entered into voting agreements (the "Voting Agreements"), whereby such stockholders have committed to vote for the adoption of the Merger Agreement. The Voting Agreements terminate in the event the Merger Agreement is terminated. Holders of approximately 32% of the outstanding shares of common stock of Juno and holders of approximately 40% of the outstanding shares of common stock of NetZero have signed Voting Agreements.

          The closing of the Merger is subject to certain conditions, including the approval of the stockholders of Juno and NetZero.

          A copy of the Merger Agreement, forms of the two Voting Agreements, and a copy of the press release, dated June 7, 2001, relating to the above-described transactions, are attached as exhibits to this report and are incorporated herein by reference.



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                                                                           3



Exhibit Number      Description
--------------      -----------

        2.1 Agreement and Plan of Merger, dated as of June 7, 2001, among Juno Online Services, Inc., NetZero, Inc., United Online, Inc., JO Acquisition Corp. and NZ Acquisition Corp.

       99.1 Form of Voting Agreement, dated as of June 7, 2001, by and between NetZero, Inc. and the undersigned stockholder of Juno Online Services, Inc.

       99.2 Form of Voting Agreement, dated as of June 7, 2001, by and between Juno Online Services, Inc. and the undersigned stockholder of NetZero, Inc.

       99.3         Press release issued June 7, 2001, regarding the Mergers.





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                                                                            4

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Juno Online Services, Inc.


                                                By: /s/  Charles Ardai
                                                    --------------------------
                                                    Name:  Charles Ardai
                                                   Title:  President and Chief
                                                             Executive Officer
Dated: June 12, 2001


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                                                                            5


                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     2.1 Agreement and Plan of Merger, dated as of June 7, 2001, among Juno Online Services, Inc., NetZero, Inc., United Online, Inc., JO Acquisition Corp. and NZ Acquisition Corp.

    99.1 Form of Voting Agreement, dated as of June 7, 2001, by and between NetZero, Inc. and the undersigned stockholder of Juno Online Services, Inc.

    99.2 Form of Voting Agreement, dated as of June 7, 2001, by and between Juno Online Services, Inc. and the undersigned stockholder of NetZero, Inc.

    99.3          Press release issued June 7, 2001, regarding the Mergers.